FOURTH AMENDMENT OF CREDIT AGREEMENT

         THIS FOURTH AMENDMENT OF CREDIT AGREEMENT (this "Amendment"), dated as of June 30, 2000, is by and between COLUMBUS ENERGY CORP., a Colorado corporation (herein called "Borrower"), and WELLS FARGO BANK WEST, NATIONAL ASSOCIATION, a national banking association ("WFBW"), f/k/a NORWEST BANK COLORADO, NATIONAL ASSOCIATION ("Norwest").

                                    RECITALS

         A. Borrower and Norwest entered into an Amended and Restated Credit Agreement dated as of October 23, 1996, as previously amended (the "Credit Agreement"), in order to set forth the terms upon which Norwest would make available to Borrower a line of credit and by which the line of credit would be governed. Capitalized terms used herein without definition shall have the same meanings as set forth in the Credit Agreement.

         B. WFBW is the successor to Norwest.

         C. Borrower and WFBW desire to enter into this Amendment in order to amend further certain terms and provisions of the Credit Agreement.


                                    AGREEMENT

         NOW, THEREFORE, in consideration of $10.00 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. Credit Agreement. The Credit Agreement shall be, and hereby is, amended as follows as of the date hereof:

                  (a) All references in the Credit Agreement to "Norwest Bank Colorado, National Association" shall be changed to be references to "Wells Fargo Bank West, National Association". The definition of "WFBW" contained in the first paragraph of this Amendment shall be incorporated in the Credit Agreement, and all references in the Credit Agreement to "Norwest" shall be changed to be references to "WFBW".

                  (b) The following shall be substituted for the definition of "Borrowing Base Period" in Section 1.1 on page 2 of the Credit Agreement:

                          "Borrowing Base Period" means: (a) the period from the
date of this Agreement through March 31, 1997; (b) thereafter, until April 1, 2002, each twelve-month period beginning on April 1 of each year; and (c) the period from April 1, 2002 to July 1, 2002.

                  (c) The following shall be substituted for the definition of "Maturity Date" in Section 1.1 on page 7 of the Credit Agreement:

                          "Maturity Date" means July 1, 2006.

                  (d) The following shall be substituted for the definition of "Principal Payment Date" in Section 1.1 on page 8 of the Credit Agreement:

                          "Principal Payment Date" means: (a) the first Business
Day of each calendar month, commencing August 1, 2002, and (b) if all Obligations due and payable on any such date are not then paid, each succeeding day until all due and payable Obligations are paid in full.

                  (e) The following shall be substituted for the definition of "Revolving Period" in Section 1.1 on page 8 of the Credit Agreement:

                          "Revolving  Period"   means the time  period  from the
date of this Agreement to July 1, 2002.

         2. The Note. The Note shall be amended, such amendment to be effected by an Allonge (the "Allonge") to be attached to the Note and to be substantially in the form of Exhibit A attached hereto and made a part hereof.

         3. Loan Documents. All references in any document to the Credit Agreement and the Note shall refer to the Credit Agreement and the Note, as amended pursuant to this Amendment and the Allonge.

         4. Conditions Precedent. The obligations of the parties under this Amendment and under the foregoing amendments to the Credit Agreement and the Note are subject, at the option of WFBW, to the prior satisfaction of the condition that Borrower shall have executed and delivered to WFBW the following (all documents to be satisfactory in form and substance to WFBW):

                  (a)  This Amendment.


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

                  (b)  The Allonge.

                  (c) A Consent of Guarantor and Amendment of Guaranty execute by CGSI in the form of Exhibit B attached hereto and made a part hereof.

         5. Representations and Warranties. Borrower hereby certifies to WFBW that as of the date of this Amendment: (a) all of Borrower's representations and warranties contained in the Credit Agreement are true, accurate and complete in all material respects, and (b) no Default or Event of Default has occurred and is continuing under the Credit Agreement.

         6. Continuation of the Credit Agreement. Except as specified in this Amendment and the Allonge, the provisions of the Credit Agreement and the Note shall remain in full force and effect, and if there is a conflict between the terms of this Amendment or the Allonge and those of the Credit Agreement or the Note, the terms of this Amendment and the Allonge shall control.

         7.  Expenses.  Borrower  shall pay all expenses  incurred in connection
with  the  transactions  contemplated  by  this  Amendment,   including  without
limitation all fees and expenses of WFBW's attorney.

         8. Miscellaneous. This Amendment shall be governed by and construed under the laws of the State of Colorado and shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

         Executed as of the date first above written.

                              COLUMBUS ENERGY CORP.


                              By: /s/ Michael M. Logan
                                  -----------------------
                                  Michael M. Logan,
                                  Vice President

                              WELLS FARGO BANK WEST, NATIONAL ASSOCIATION f/k/a NORWEST BANK COLORADO, NATIONAL ASSOCIATION


                              By: /s/ J. Thomas Reagan
                                  ----------------------------
                                  J. Thomas Reagan,
                                  Vice President

                                    EXHIBIT A

                                     ALLONGE

         FOR VALUE RECEIVED, COLUMBUS ENERGY CORP., a Colorado corporation ("Columbus"), and WELLS FARGO BANK WEST, NATIONAL ASSOCIATION, a national banking association ("WFBW"), f/k/a NORWEST BANK COLORADO, NATIONAL ASSOCIATION, a national banking association ("Norwest"), hereby agree to amend the Promissory Note dated July 1, 1992, as previously amended (the "Note"), in the face amount of $10,000,000, made by Columbus, payable to the order of Norwest, as follows:

         1. All references in the Note to "Norwest Bank Colorado, National Association" or "Payee" shall be deemed to be references to Wells Fargo Bank West, National Association.

         2. By substituting the following for the first sentence of the third paragraph on page 1 of the Note:

                  The outstanding principal amount of this Note shall be payable as provided in the Credit Agreement, in monthly installments due on the first Business Day of each calendar month, commencing August 1, 2002, as more fully described in the Credit Agreement.

         3. By substituting the following for the third sentence of the third paragraph on page 1 of the Note:

                  The entire outstanding principal balance of this Note shall be due and payable on July 1, 2006 (unless payable sooner pursuant to the terms of the Credit Agreement).

         4. By substituting the following for the first sentence of the fifth paragraph on page 1 of the Note:

                  Interest on Prime Rate Advances shall be due and payable monthly on the first Business Day of each calendar month, from the date hereof through July 1, 2006.

         5. By substituting the following for the third sentence of the fifth paragraph on page 1 of the Note:

                  All accrued and unpaid interest will be due and payable not later than July 1, 2006.

                DATED as of June 30, 2000.

                              COLUMBUS ENERGY CORP.


                              By:
                                  -----------------------
                                  Michael M. Logan,
                                  Vice President

                              WELLS FARGO BANK WEST, NATIONAL ASSOCIATION f/k/a NORWEST BANK COLORADO, NATIONAL ASSOCIATION


                              By:
                                  ----------------------------
                                  J. Thomas Reagan,
                                  Vice President

                                    EXHIBIT B

                              CONSENT OF GUARANTOR
                            AND AMENDMENT OF GUARANTY

         THIS CONSENT OF GUARANTOR AND AMENDMENT OF GUARANTY (this "Consent and Amendment"), dated as of June 30, 2000, is by and between WELLS FARGO BANK WEST, NATIONAL ASSOCIATION, a national banking association ("WFBW"), f/k/a NORWEST BANK COLORADO, NATIONAL ASSOCIATION ("Norwest"), and COLUMBUS GAS SERVICES, INC. ("Guarantor").

                                    RECITALS

         A. Guarantor executed and delivered a Guaranty Agreement dated July 1, 1992, as amended (the "Guaranty"), to guaranty certain obligations of Columbus Energy Corp. ("Borrower").

         B. Borrower and WFBW are entering into a Fourth Amendment of Credit Agreement dated as of June 30, 2000 (the "Amendment"), in order to amend further the Amended and Restated Credit Agreement dated as of October 23, 1996, as previously amended (the "Credit Agreement"), between Borrower and Norwest.

         C. One of the conditions to the effectiveness of the Amendment is that Guarantor deliver this Consent and Amendment to WFBW.

         D. Guarantor will benefit from the financial success of Borrower.

                                    GUARANTY

         NOW, THEREFORE, in consideration of $10.00 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor and WFBW agree as follows:

         1. Amendment of Guaranty. The Guaranty shall be, and hereby is, amended by changing all references in the Guaranty to "Norwest Bank Colorado, National Association" or "Bank" to be references to Wells Fargo Bank West, National Association.

         2. Consent of Guarantor. Guarantor hereby consents to the transactions set forth in and contemplated by the Amendment, including without limitation the extension of the end of the "Revolving Period" (as defined in the Credit Agreement) to July 1, 2002 and the extension of the "Maturity Date" (as defined in the Credit Agreement) to July 1, 2006.

         3. Miscellaneous. This Consent and Amendment may be executed in any number of counterparts, each of which shall be an original and no one of which need be signed by all of the parties, but all of which together shall constitute one and the same instrument. Guarantor hereby ratifies the Guaranty, as amended hereby.

                EXECUTED as of the date first above written.

                              COLUMBUS GAS SERVICES, INC.


                              By:
                                  -----------------------
                                  Michael M. Logan,
                                  Executive Vice President

                              WELLS FARGO BANK WEST, NATIONAL ASSOCIATION f/k/a NORWEST BANK COLORADO, NATIONAL ASSOCIATION


                              By:
                                  ----------------------------
                                  J. Thomas Reagan,
                                  Vice President






                                       B-2